                                                                    Exhibit 10.3

                              AMENDED AND RESTATED
                             LOAN AND PURCHASE MONEY
                               SECURITY AGREEMENT



                             Dated November 17, 2003



                                 by and between



                          MOONEY AEROSPACE GROUP, LTD.,
                                     Parent


                          MOONEY AIRPLANE COMPANY, INC.
                                  as Borrower,


                                       and


                          ESQUIRE TRADE & FINANCE, INC.

                                       and

                            FRASIR STIFTUNG BALZERS,
                                   as Lenders


                                       and


                      JENKENS & GILCHRIST PARKER CHAPIN LLP
                                 as Escrow Agent


                                       and


                                BARBARA MITTMAN,
                               as Collateral Agent




                                   $4,000,000
                                  Maximum Loan

                              AMENDED AND RESTATED
                              --------------------
                             LOAN AND PURCHASE MONEY
                             -----------------------
                               SECURITY AGREEMENT
                               ------------------


         AGREEMENT, dated as of November 17, 2003, by and between Mooney Aerospace Group, Ltd., a Delaware corporation ("PARENT"), having its principal place of business at Louis Schreiner Field, Kerrville, Texas 78028, Mooney Airplane Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("BORROWER"), having its principal place of business at Louis Schreiner Field, Kerrville, Texas 78028, and Esquire Trade & Finance, Inc., an entity organized under the laws of the British Virgin Islands having its principal place of business at ____________________________ ("ESQUIRE") and Frasir Stiftung Balzers, and entity organized under the laws of Lichtenstein having its principal place of business at Ladstrasse 8, Balzers, Lichtenstein, Attn: Jurgen Frick, Fax: 011 423 388 2122 ("FRASIR"), and Jenkens & Gilchrist Parker Chapin LLP, as Escrow Agent ("ESCROW AGENT") and Barbara Mittman, as Collateral Agent ("COLLATERAL AGENT"). Esquire and Frasir may be referred to separately as a "LENDER" and, collectively, as "LENDERS."


                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, Borrower has requested Lenders to make loans on a revolving basis to Borrower and each Lender is willing to make such revolving loans to Borrower upon the terms and conditions hereinafter set forth; PROVIDED, that Lenders are granted a purchase money security interest in the Equipment purchased with the proceeds of such loans.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto covenant and agree as follows:


I.       DEFINITIONS; CONSTRUCTION

1.       DEFINITIONS.
         ------------

         In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms have the following meanings, respectively, unless the context hereof otherwise clearly requires:

         "ADVANCE" means any advance or loan made hereunder by Lenders to Borrower.

         "AGREEMENT" means this Amended and Restated Loan and Security Agreement as amended, modified or supplemented from time to time.

         "AIRPLANE" means each airplane described in a Request for Advance and on the Milestone Schedule delivered to Lenders in connection with such Request for Advance.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions are authorized or obligated to close in New York or Texas.

         "CLOSING DATE" means the date on which the parties enter into this Agreement and all conditions to the making of the Initial Advance contained in this Agreement and the other Loan Documents have been satisfied.

         "COLLATERAL" means all assets of Borrower in which Borrower has granted or will grant a Lien to Lenders, pursuant to this Agreement or otherwise, including those assets described and defined as Collateral in Section IV.1.

         "COLLATERAL AGENT" means Barbara Mittman or such other person as from time to time may be designated as "Collateral Agent" in accordance with the Collateral Agent Agreement hereof.

         "COLLATERAL AGENT AGREEMENT" means that certain Collateral Agent Agreement, dated as of the date hereof, by and between Parent, Borrower, each Lender and the Collateral Agent, which is incorporated into and made a part of this Agreement.

         "COMMITMENT PERCENTAGE" means 75% of the Maximum Loan ($3,000,000) with respect to Esquire and 25% of the Maximum Loan ($1,000,000) with respect to Frasir.

         "COMMITMENT SHARES" means the shares of Common Stock issuable to the Lender or Lender's designees pursuant to Section V.9 of this Agreement.

         "COMMON STOCK" means the common stock of Parent, par value $0.0001 per share.

         "CONSTITUENT DOCUMENTS" means the certificate of incorporation, agreement of partnership or limited partnership, organizational agreement, operating agreement, by-laws, or such other similar document pursuant to which Borrower was organized or their affairs are governed.

         "CONVERSION OPTION" has the meaning ascribed to such term in Section
II.11 hereof.

         "DEFAULT" means an event which with notice or lapse of time, or both, would constitute an Event of Default.

         "EQUIPMENT" means all Parts, materials and equipment, all whether now owned or hereafter acquired by Borrower and described in any Request for Advance and financed or refinanced with the proceeds of the Loan or any Advance and any and all additions thereto, substitutions and replacements of any of the foregoing, wherever located. Each item of Equipment is hereinafter referred to as an "Item of Equipment".

         "ESCROW AGENT" means Jenkens & Gilchrist Parker Chapin LLP.

         "ESCROW FUNDS" means immediately available funds deposited in the Escrow Loan Account by each Lender in an amount equal to such Lender's Commitment Percentage for the making of Loans under this Agreement.

         "ESCROW LOAN ACCOUNT" means that certain escrow account maintained by the Escrow Agent to hold the Escrow Funds for distribution as Advances to Borrower pursuant to Section II.7(a) of this Agreement.

         "ESCROW PAYMENT ACCOUNT" means that certain escrow account maintained by the Escrow Agent for the receipt and distribution of Payments made pursuant to Section II.9 of this Agreement.

         "EVENT OF DEFAULT" means any of the Events of Default described in
Section VIII.1 hereof.

         "EXECUTIVE OFFICER" means the President, the Chief Executive Officer, or the Chief Financial Officer of Borrower elected from time to time.

         "GAAP" means generally accepted accounting principles in the United States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Borrower's independent certified public accountants concur), applied both to classification of items and amounts.

         "INTEREST RATE" means ten percent (10%) to be calculated on the basis of a year of 360 days and twelve months of thirty (30) days each.

         "LAW" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any government or governmental agency.

         "LEGAL REQUIREMENTS" means any and all present and future judicial, and administrative rulings or decisions, and any and all present and future federal, state, and local laws, ordinances, rules, regulations, permits and certificates, in each case, in any way applicable to Borrower (or the ownership or use of the Collateral or its other assets) or this transaction.

         "LIEN" means any mortgage, pledge, lien, security interest (including without limitation any conditional sale or other title retention agreement), grant of a leasehold, charge or other encumbrance of any nature whatsoever, and also means the filing of or the agreement to give any financing statement or analogous document under the UCC or analogous law of any jurisdiction.

         "LOAN" OR "LOANS" means, an advance made hereunder or as of any date of determination, the aggregate amount of all Advances theretofore made hereunder.

         "LOAN COMMENCEMENT DATE" means the (i) Closing Date or (ii) the date Lender and Borrower agree is the Loan Commencement Date.

         "LOAN DOCUMENTS" means this Agreement, the Collateral Agent Agreement, the Notes, the UCC-1 Financing Statement, FAA Security Agreement, the Requests for Advance and any other agreements, instruments and documents required to be, or which are, executed by Borrower in connection with this Agreement or the Loans (as the same may from time to time be amended, modified or supplemented).

         "MATURITY DATE" means November 10, 2005, upon which the payment of outstanding principal and accrued and unpaid interest under the loan is scheduled to be due.

         "MAXIMUM LOAN" means the maximum aggregate amount to be loaned hereunder not to exceed Four Million Dollars ($4,000,000).

         "MILESTONE SCHEDULE" means a schedule of the timing parts and materials costs relating to fabrication milestones for the assembly of the Airplane.

         "NOTE" OR "NOTES" means the promissory note of Borrower executed and delivered by Borrower to Esquire in the principal amount of $3,000,000 (the "ESQUIRE NOTE") and the promissory note of Borrower executed and delivered by Borrower to Frasir in the principal amount of $1,000,000 (the "FRASIR NOTE") under this Agreement, each in substantially the form annexed hereto as Exhibit A with the blanks appropriately filled in.

         "OBLIGATIONS" means all of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Lender, whether now existing or hereafter arising, whether or not currently contemplated, howsoever arising, including, without limitation, all indebtedness, liabilities and obligations arising under, in connection with or evidenced by this Agreement, the Note, the other Loan Documents, or otherwise.

         "PARTS" means any parts or equipment used in the manufacture of an Airplane or in connection with any replacement of parts in any airplane owned by a third party.

         "PERSON" means an individual, corporation, national banking association, partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), governmental authority or agency, or any other entity.

         "PREMISES" means the property occupied by Borrower at Louis Schneier Field, Kerrville, TX 78028.

         "REQUEST FOR ADVANCE" means a Request for Advance in the form of Exhibit B annexed hereto.

         "TERM" means the period beginning on the Closing Date and ending on the Maturity Date.

         "UCC" means the Uniform Commercial Code as adopted in the State of Delaware.

2.       GENERAL INTERPRETIVE PRINCIPLES.
         --------------------------------

         For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:

                             (i) any pronoun used shall be deemed to cover both
gender forms as well as the neuter form;

                            (ii) all references to the plural shall include the
singular, the singular the plural and the part the whole;

                           (iii) the word "or" has the inclusive meaning
frequently identified by the phrase "and/or";

                            (iv) accounting terms not otherwise defined herein
have the meanings assigned to them in accordance with GAAP;

                             (v) the words "herein", "hereunder" and "hereof"
and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

                             (vi) references herein to "Articles", "Sections",
"Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                            (vii) a reference to a Subsection without further
reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                           (viii) the term "include" or "including" shall mean,
without limitation, by reason of enumeration; and

                            (ix) the term "satisfactory to Lender" or
"satisfaction of Lender" or "satisfactory to counsel" or "satisfaction of counsel" or other similar terms means satisfactory to Lender or its counsel in its sole and absolute discretion.


II.      THE LOANS

1.       THE LOANS.
         ----------

         Subject to the terms and conditions and relying upon the representations and warranties herein set forth, including, without limitation, the fulfillment of each and every condition of lending, each Lender agrees to make Loans to Borrower in the aggregate principal amount of up to the Maximum Loan; PROVIDED, HOWEVER, that at any one time no Lender shall be required or permitted to make Loans in excess of such Lender's Commitment Percentage.

2.       USE OF PROCEEDS.
         ----------------

         The proceeds of the Advances shall be used by Borrower solely to pay suppliers and/or vendors (each, a "Supplier" and collectively, the "Suppliers") for the purchase of Items of Equipment, all for and used specifically (i) in the fabrication of the Airplane or (ii) as spare parts, and all pursuant to and in accordance with the terms of the purchase agreements between Borrower and the Suppliers, each reasonably satisfactory to Lenders.

3.       THE NOTES.
         ----------

         The obligation of Borrower to repay the Loans and to pay interest thereon shall be evidenced by the Notes. The Notes shall be dated the Closing Date and shall be executed by Borrower delivered to Lender on the Closing Date.

4.       ADVANCES.
         ---------

         Each Lender agrees, on the terms and subject to the conditions set forth herein, that the Agent may direct the Escrow Agent to make Advances to Borrower from time to time on or after the Closing Date so long as the total Loans outstanding at any one time do not exceed the Maximum Loan and no Event of Default has occurred and is continuing; and Borrower agrees, on the terms and subject to the conditions set forth herein, to accept such Advances from Lenders and apply them in accordance with the terms of this Agreement; PROVIDED, HOWEVER, that no Lender shall be obligated to make any Advance hereunder from and after October 15, 2005.

5.       REQUESTS FOR ADVANCES.
         ----------------------

         Borrower shall, not later than the fifth Business Day next preceding the date of any requested Advance, submit to each Lender and the Collateral Agent a Request for Advance, setting forth (a) the date requested for such Advance, which date shall be a Business Day, (b) the amount of the requested Advance (including the amount to be contributed by each Lender in accordance with its Commitment Percentage), (c) the use of proceeds from the Advance requested, (d) a description of the Items of Equipment (including the type and number of each part to be purchased and the serial numbers and order numbers assigned to each such part by the manufacturer and/or distributor) and Equipment costs to be paid with the Advance, (e) the names and addresses of the Suppliers requested to be paid with the proceeds of such Advance, (f) the Airplane of which the Items of Equipment will form component parts or a statement that the

Items of Equipment are to be spare parts, and (g) all other information set forth on the Request for Advance. The date each Advance is made is a "Disbursement Date". In addition, as a precondition to making any Advance hereunder, any Lender may, in its sole and absolute discretion, require that each Request for Advance delivered to Lenders and Collateral Agent indicate the payee(s) to be paid with the proceeds of such Advance and be accompanied by such requisitions, certificates, releases and waivers of liens, approvals and supporting invoices, copies of agreements with the Suppliers to be paid, bills or other documents, in each case, in form and substance and from such Person or Persons as are reasonably satisfactory to the requesting Lender.

6.       DISBURSEMENT.
         -------------

         Subject to the conditions set forth herein, Lenders shall, on each Disbursement Date, deliver to the Escrow Agent and the Collateral Agent a copy of an Escrow Release Letter executed by each Lender, directing the Escrow Agent to credit, by wire transfer, the amount of the Advance to be made to the account of Borrower or the Person or Persons specified in writing by Borrower pursuant to Section II.5 hereof.

7.       ESCROW LOAN ACCOUNT; ESCROW PAYMENT ACCOUNT.
         --------------------------------------------

(a) ESCROW LOAN ACCOUNT. Each Lender shall deposit into the Escrow Loan Account on the Closing Date an amount equal to such Lender's Commitment Percentage for distribution to Borrower pursuant to Sections II.4, 5, and 6 above. The Escrow Agent shall maintain a loan account on its books in the name of Borrower for the Loans in which will be recorded all Advances made by Lenders, all payments of principal thereof and all accruals and payments of interest thereon. The entries in the loan account (in the absence of manifest error in the making thereof) shall be conclusive evidence of the outstanding principal thereof and accrued interest thereon from time to time. Escrow Agent shall provide Borrower and Lenders with statements of said account on the first business day following each Advance and from time to time on request.

(b) ESCROW PAYMENT ACCOUNT. Upon the sale of any Airplane or Parts, the proceeds from such sale shall be promptly deposited into the Escrow Payment Account by wire or electronic transfer in accordance with the instructions set forth on Exhibit D hereto. If Lenders do not deliver to the Escrow Agent an Escrow Release Letter within five (5) days of the deposit of the proceeds of any sale into the Escrow Payment Account (a "Waiting Period"), then the proceeds shall be ratably distributed by the Escrow Agent to each Lender (in accordance with its respective Commitment Percentage) and Borrower in accordance with Section II.9 below. If, during the Waiting Period, Lenders receive a Request for Advance and deliver an Escrow Release Letter to the Escrow Agent pursuant to such Request for Advance, the proceeds received into the Escrow Payment Account shall be transferred by the Escrow Agent into the Escrow Loan Account for redistribution to Borrower pursuant to the new Advance.

8.       INTEREST RATES.
         ---------------

(a) INTEREST PRIOR TO MATURITY. Prior to maturity (whether by acceleration or otherwise), the unpaid principal amount of the Loan shall bear interest at the Interest Rate.

(b) INTEREST AFTER MATURITY. Commencing with the day after the principal amount of any part of the Loan shall have become due and payable (by acceleration or otherwise), such part of the Loan or the entire Loan (as the case may be) shall bear interest at the daily rate of two percent (2%) per annum above the Interest Rate (as the case may be) (the "Default Rate").

(c) MAXIMUM RATE. Lenders and Borrower intend the Loan Documents to comply in all respects with all provisions of Law and not to violate, in any way, any legal limitations on interest charges. Accordingly, if, for any reason, Borrower is required to pay, or has paid, interest at a rate in excess of the highest rate of interest which may be charged by Lenders or which Borrower may legally contract to pay under applicable law (the "Maximum Rate"), then the Default Rate or the Interest Rate (as the case may be) shall be deemed to be reduced, automatically and immediately, to the Maximum Rate, and interest payable hereunder shall be computed and paid at the Maximum Rate and the portion of all prior payments of interest in excess of the Maximum Rate shall be applied to the payment or reduction of the outstanding principal of the Loans and other obligations and any amounts remaining after payment in full of all Obligations shall be returned to Borrower.

9.       PAYMENTS.
         ---------

(a) TIME; PLACE; MANNER. All payments to be made in respect of principal, interest, or other amounts due from Borrower hereunder or under the Notes shall become due at 2:00 p.m., New York time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Such payments shall be made to each Lender in lawful money of the United States of America in immediately available funds; PROVIDED, that a Lender has not exercised its Conversion Option pursuant to Section II.11 hereof.

(b) PAYMENTS OF PRINCIPAL AND INTEREST. From and after the Closing Date and prior to the Maturity Date, Borrower shall pay interest only on the Advances, at the Interest Rate, in arrears, on the earlier of quarterly or upon repayment of any principal outstanding balance of the Loan; provided there is no Default hereunder or under any of the other Loan Documents. Unless a Lender exercises its Conversion Option, the unpaid principal balance outstanding plus accrued and unpaid interest with respect to an Advance shall be due and payable no later than two (2) business days following payment by a purchaser to the escrow payment account for the Airplane or Parts identified in the Request for Advance delivered in connection with that Advance. Any funds remaining after payment of the Advance shall be delivered promptly to Borrower. The entire unpaid principal balance, together with any unpaid interest, fees, costs and charges shall be due and payable on the Maturity Date. After the maturity of all or any part of the Loan (by acceleration or otherwise), interest on the Loan or such part thereof shall be due and payable at the Default Rate on demand.

(c) APPLICATION OF PAYMENTS. Each payment under this Agreement and the other Loan Documents shall be applied, first to fees, costs, expenses and charges, if any, owing to Lenders, then to interest as may be due hereunder, and the balance of such payment shall be applied to the principal balance of the Loan.

(d) NET PAYMENTS. All payments hereunder and under the Notes shall be made by Borrower to Lenders without defense, set-off, claim or counterclaim and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges or withholdings whatsoever imposed, assessed, levied or collected by or for the benefit of any jurisdiction or taxing authority. In addition, Borrower shall pay any and all taxes (stamp or otherwise) payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes and the other Loan Documents and on all payments to be made by Borrower hereunder and under the Notes and the other Loan Documents (other than Lenders' income taxes) and all taxes payable in connection with or related to the Collateral.

10.      PREPAYMENTS; REVOLVING CREDIT FACILITY.
         ---------------------------------------

         Borrower, at its option, may at any time prior to the Maturity Date, prepay the Loans, including all interest accrued thereunder. In order to exercise its prepayment option, Borrower must promptly notify Agent in writing of Borrower's intention to prepay the Loans, which notice shall specify the principal amount of the Loans to be prepaid. Subject to the terms and conditions of this Agreement, during the Term the Borrower may reborrow Advances previously paid by it in cash.

11.      CONVERSION OPTION.
         ------------------

(a) CONVERSION RIGHT. Each Lender, at its sole option, may elect to convert up to the amount of such Lender's Commitment Percentage under the Loan Facility into an aggregate of 467,289,700 shares of Common Stock (assuming conversion of the Maximum Loan), which amount shall result in the ownership of an equity interest of up to an aggregate of 21.8% of the Common Stock on a fully diluted basis as of the Closing Date ("CONVERSION OPTION"). Each Lender may notify Borrower and Parent of its election to exercise its Conversion Option at any time during the Term. Lender shall notify Borrower and Parent of Lender's election by delivery to Borrower and Parent of a Conversion Notice in the form attached as Exhibit C hereto. If Lender elects to convert less than the amount of the Commitment Percentage under the Loan Facility, Lender shall receive a pro-rata portion of such 21.8% equity interest in Parent. For example, if Lender elects to convert $1,000,000, such amount would convert into a 4.59% equity interest in Parent. Each Lender's Conversion Option shall terminate upon the expiration of the Term.

(b) CONVERSION RESTRICTIONS. Notwithstanding anything to the contrary set forth in paragraph (a) of this Section II.11, at no time may a Lender exercise its Conversion Option if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such Lender at such time, the number of shares of Common Stock which would result in such Lender owning more than 4.99% of all of the Common Stock outstanding at such time; PROVIDED, HOWEVER, that upon a Lender providing the Company with sixty-one (61) days notice (pursuant to Section IX.8 hereof) (the "WAIVER NOTICE") that such Lender would like to waive Section II.11(b) of this Agreement with regard to any or all shares of Common Stock issuable upon exercise of such Lender's Conversion Option, this Section II.11(b) shall be of no force or effect with regard to the Conversion Option referenced in the Waiver Notice.

12. PERMANENT REDUCTION OF MAXIMUM LOAN. Borrower, at its option, may at any time prior to the Maturity Date, permanently reduce the amount of the Maximum Loan. In the event that Borrower elects to permanently reduce the amount of the Maximum Loan, then Borrower may reborrow Advances only up to such reduced amount of the Maximum Loan. In order to exercise its right to permanently reduce the amount of the Maximum Loan, Borrower shall provide Lenders with thirty (30) days prior written notice of its intention to reduce the amount of the Maximum Loan. Each Lender shall have the option for a period of six (6) months from the date of such written notice by Borrower to exercise its Conversion Option with respect to the portion of such Lender's Commitment Percentage which the Borrower elected to permanently reduce.

III.     ESCROW

1.       ESCROW OF ESCROW FUNDS.
         -----------------------

         On the date hereof, Lenders shall deliver or cause to be delivered to the Escrow Agent the Escrow Funds. With respect to each Advance, on each Disbursement Date, Collateral Agent shall deliver to the Escrow Agent the Advance Documents relating to the Loan to be made under this Agreement on such Disbursement Date and, upon receipt of such Advance Documents, the Escrow Agent shall credit, by wire transfer, the amount of the Advance to the account of Borrower, all as provided for in Section II.6 above.

2.       FURTHER ASSURANCES.
         -------------------

         Borrower, each Lender and Collateral Agent agree to do such further acts and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Escrow Agent, from time to time, may reasonably request in connection with the administration, maintenance, enforcement or adjudication of this Agreement in order (a) to give the Escrow Agent confirmation and assurance of the Escrow Agent's rights, powers, privileges, remedies and interests under this Agreement and applicable law, (b) to better enable the Escrow Agent to exercise any such right, power, privilege, remedy or interest, or (c) to otherwise effectuate the purpose and the terms and provisions of this Agreement, each in such form and substance as may be reasonably acceptable to the Escrow Agent.

3.       CONFLICTING DEMANDS
         -------------------

         If conflicting or adverse claims or demands are made or notices served upon the Escrow Agent with respect to the escrow provided for herein, Borrower, Lenders and Collateral Agent agree that the Escrow Agent shall refuse to comply with any such claim or demand and withhold and stop all further performance of this escrow so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be or become liable for damages, losses, costs, expenses or interest to any or any other person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until such conflicting claims or demands shall have been finally determined by a court or arbitrator of competent jurisdiction or shall have been settled by agreement of the parties to such controversy, in which case the Escrow Agent shall be notified thereof in a notice signed by such parties. The Escrow Agent may also elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court the Escrow Funds held hereunder pursuant to this Agreement; and if it so commences and deposits, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this Agreement.

4.       EXPENSES OF THE ESCROW AGENT.
         -----------------------------

         Borrower agrees to pay any and all out-of-pocket costs and expenses up to $15,000 per year (excluding the costs and expenses incurred by the Escrow Agent in connection with the commencement of an interpleader pursuant to Section
III.3 above) incurred by the Escrow Agent in connection with all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement and the investment of the Escrow Funds, and the enforcement, protection and adjudication of the Escrow Agent's rights hereunder by the Escrow Agent, including, without limitation, the out-of-pocket disbursements of the Escrow Agent itself and expenses and costs of other attorneys it may retain, if any. Borrower shall be liable to the Escrow Agent for any expenses payable by the Escrow Agent.

5.       RELIANCE ON DOCUMENTS AND EXPERTS.
         ----------------------------------

         The Escrow Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which to the extent permitted hereunder may be by telegram, cable, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including itself or counsel for any party hereto), independent public accountants and other experts selected by the Escrow Agent and mutually acceptable to Borrower and Lenders.

6.       STATUS OF ESCROW AGENT.
         -----------------------

         The Escrow Agent is acting under this Agreement as a stakeholder only. No term or provision of this Agreement is intended to create, nor shall any such term or provision be deemed to have created, any joint venture, partnership or attorney-client relationship between or among the Escrow Agent and Borrower, Lenders or Collateral Agent. This Agreement shall not be deemed to prohibit or in any way restrict the Escrow Agent's representation of Borrower, who may be advised by the Escrow Agent on any and all matters pertaining to this Agreement. To the extent the Borrower has been represented by the Escrow Agent, Borrower hereby waives any conflict of interest and irrevocably authorizes and directs the Escrow Agent to carry out the terms and provisions of this Agreement fairly as to all parties, without regard to any such representation and irrespective of the impact upon Borrower. The Escrow Agent's only duties are those expressly set forth in Section III of this Agreement, and Borrower, Lenders and Collateral Agent authorize the Escrow Agent to perform those duties in accordance with its usual practices in holding funds of its own or those of other escrows. The Escrow Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its partners, employees, attorneys, agents or designees.

7.       EXCULPATION.
         ------------

         The Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall not incur any liability whatsoever for the investment or disposition of the Escrow Funds or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person selected with reasonable care and engaged by the Escrow Agent in connection with this Agreement (other than for such Escrow Agent's or such person's own acts or omissions breaching a duty owed to the claimant under Section III of this Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction); and Borrower, Lenders and Collateral Agent hereby waive any and all claims and actions whatsoever against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Furthermore, the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant under Section III of this Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) for other acts and omissions arising out of or related directly or indirectly to this Agreement; and Borrower, Lenders and Collateral Agent hereby expressly waive any and all claims and actions (other than the Escrow Agent's or such person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

8.       INDEMNIFICATION.
         ----------------

         The Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended, jointly and severally by Borrower, each Lender and Collateral Agent from and against any and all claims, liabilities, losses and expenses (including, without limitation, the reasonable disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Escrow Funds, except such as are occasioned by the indemnified person's own acts and omissions breaching a duty owed to the claimant under Section III of this Agreement and amounting to willful misconduct or gross negligence as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

9.       RESIGNATION OF ESCROW AGENT.
         ----------------------------

         The Escrow Agent may, at any time, at its option, elect to resign its duties as Escrow Agent under this Agreement by providing notice thereof to Borrower and Lenders. In such event, the Escrow Agent shall deposit the Escrow Funds to a successor independent escrow agent to be appointed by (a) Borrower and Lenders within thirty (30) days following the receipt of notice of resignation from the Escrow Agent, or (b) the Escrow Agent if Borrower and Lenders shall have not agreed on a successor escrow agent within the aforesaid 30-day period, upon which appointment and delivery of the Escrow Funds, the Escrow Agent shall be released of and from all liability under this Agreement.

IV.      SECURITY

1.       SECURITY.
         ---------

         As security for the full and timely payment and performance of all of the Obligations of Borrower to Lenders, Borrower hereby assigns, pledges, transfers and sets over to Collateral Agent (for the benefit of all Lenders), and hereby agrees that Collateral Agent shall have, and hereby grants to and creates in favor of Agent (for the benefit of all Lenders), a first security interest under the UCC subject to no other Liens, in and to the following, in each case whether now existing or hereafter arising, now owned or hereafter acquired, wherever located ("Collateral"):

(a) All Equipment described in every Request for Advance delivered by Borrower pursuant to Section II.5 of this Agreement or otherwise financed with the proceeds of any Advance.

2.       COLLATERAL AGENT HAS RIGHTS and REMEDIES OF A SECURED PARTY.
         ------------------------------------------------------------

         In addition to all rights and remedies given to Collateral Agent by this Agreement and the Collateral Agent Agreement (which is incorporated into and made part of this Agreement), Collateral Agent (for the benefit of all Lenders) shall have all the rights and remedies of a secured party under the UCC.

3.       ADDITIONAL PROVISIONS APPLICABLE TO THE COLLATERAL.
         ---------------------------------------------------

         The parties agree that, at all times during the term of this Agreement, the following provisions shall be applicable to the Collateral:

(a) Borrower covenants and agrees that it will keep accurate and complete books and records concerning the Collateral owned or acquired by it in accordance with GAAP.

(b) Collateral Agent and Lenders shall have the right to review the books and records of Borrower pertaining to the Collateral and to copy the same and to make excerpts therefrom, all at such reasonable times upon reasonable notice and as often as Collateral Agent or Lenders may reasonably request.

(c) Borrower shall maintain and keep its principal place of business and its chief executive office at the address set forth at the beginning of this Agreement, and at no other location without giving Collateral Agent and Lenders at least thirty (30) days prior written notice of any move. Borrower shall maintain and keep its records concerning the Collateral at such address and at no other location without giving Collateral Agent and Lenders at least thirty
(30) days prior written notice of any move. Borrower shall keep all Collateral only at the Premises. Except as provided for in Section IV.3(d), Borrower may not move the Collateral without the prior written consent of Lenders.

(d) Except for Liens granted to Collateral Agent and in the ordinary course of its business, Borrower shall not sell, lease, transfer or otherwise dispose of or encumber any of the Collateral. For purposes of this Agreement, "ordinary course of business" means the sale of airplanes and airplane parts.

4.       CERTAIN COVENANTS.
         ------------------

         Borrower covenants and agrees with Lenders and Collateral Agent for the benefit of Lenders that:

(a) Borrower has and will have good and merchantable title to all of its assets, including the Collateral, in each case as from time to time owned or acquired by it, and shall keep the Collateral free and clear of all Liens, other than those granted to Collateral Agent. Borrower will defend such title against the claims and demands of all Persons whomsoever.

(b) Borrower will faithfully preserve and protect Collateral Agent's Liens in the Collateral and will, at its own cost and expense, cause said Liens to be perfected and continued perfected, and for such purpose Borrower will from time to time at the request of Collateral Agent and at the expense of Borrower, make, execute, acknowledge and deliver, and file or record, or cause to be filed or recorded, in the proper filing places, all such instruments, documents and notices, including, without limitation, financing statements and continuation statements, as Collateral Agent may deem necessary or advisable from time to time in order to perfect and continue perfected said security interest. Borrower will do all such other acts and things and make, execute, acknowledge and deliver all such other instruments and documents, including, without limitation, further security agreements, pledges, endorsements, assignments and notices, as Collateral Agent may deem necessary or advisable from time to time in order to perfect and preserve the priority of said Liens as a first and only Lien on and security interest in the Collateral prior to the rights of all other Persons therein or thereto.

(c) Borrower will not, without the prior written consent of each Lender, (i) borrow or permit any Person to borrow against the Collateral other than the Loans to Borrower from Lenders pursuant to this Agreement; (ii) create, incur, assume or suffer to exist any Lien with respect to any of the Collateral; (iii) permit any levy or attachment to be made against any of the Collateral except any levy or attachment relating to this Agreement; or (iv) permit any financing statement to be on file with respect to any of the Collateral, except financing statements in favor of Collateral Agent (for the benefit of all Lenders).

(d) Risk of loss of, damage to or destruction of the Collateral is and shall remain upon Borrower. Borrower will insure the Collateral as provided in Section
VII.3 of this Agreement. If Borrower fails to effect and keep in full force and effect such insurance or fails to pay the premiums thereon when due, Collateral Agent may do so for the account of Borrower and add the cost thereof to the Obligations and the same shall be payable to Collateral Agent on demand. Borrower hereby assigns and sets over unto Collateral Agent (for the benefit of all Lenders) all moneys which may become payable on account of such insurance, including, without limitation, any return of unearned premiums which may be due upon cancellation of any such insurance, and directs the insurers to pay Collateral Agent (for the benefit of all Lenders) any amount so due. Collateral Agent, its officers, employees and authorized agents and its successors and assigns, are hereby appointed attorneys-in-fact of Borrower, for the purpose of endorsing any draft or check which may be payable to Borrower in order to collect the proceeds of such insurance or any return of unearned premiums. Such appointment is irrevocable and coupled with an interest. The proceeds of insurance shall be applied to reduction of the Obligations in any order Collateral Agent may choose or, in Collateral Agent's sole discretion, to the repair or replacement of the Collateral, or any part thereof, in which case Collateral Agent may impose such conditions on the disbursement of the proceeds as Collateral Agent in its sole discretion deems appropriate.

(e) Upon the occurrence and during the continuation of any Event of Default, Borrower shall promptly upon demand by Collateral Agent or any Lender assemble the Collateral and make it available to Collateral Agent or Lender at the place or places to be designated by Collateral Agent or Lender. The right of Collateral Agent and Lenders to have the Collateral assembled and made available to it is of the essence of this Agreement and Collateral Agent (for the benefit of all Lenders) and each Lender may, at its election, enforce such right in equity for specific performance.

(f) Collateral Agent shall have no duty as to the collection or protection of the Collateral or any part thereof or any income thereon, or as to the preservation of any rights pertaining thereto, beyond exercising reasonable care in the custody of any Collateral actually in the possession of Collateral Agent. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may be in its possession if it takes such action for that purpose as Borrower shall request in writing, provided that such requested action shall not, in the judgment of Collateral Agent, impair Collateral Agent's security interest in the Collateral or its rights in, or the value of, the Collateral, and provided further that such written request is received by Collateral Agent in sufficient time to permit it to take the requested action.


V.       CONDITIONS OF CLOSING

         The obligation of Lenders to make the Loans and each Advance hereunder is subject to the accuracy, as of the date hereof and each Disbursement Date, of the representations and warranties herein contained, to the performance by Borrower of its obligations to be performed hereunder on or before such Disbursement Date and to the fulfillment (to the satisfaction of each Lender) of the following further conditions. If all conditions contained herein are not so satisfied by the Distribution Date, a Lender shall have no obligation whatsoever to make any Advance and shall have no liability for its refusal to do so.

1.       REPRESENTATIONS AND WARRANTIES.
         -------------------------------

         The representations and warranties contained in Article 5 hereof shall be true on the Closing Date and on and as of each Disbursement Date with the same effect as if made on and as of such date.

2.       CORPORATE ACTION.
         -----------------

         On the Closing Date, Borrower shall deliver to each Lender a certificate in form and substance satisfactory to such Lender, dated the Closing Date, signed by a duly authorized officer of Borrower certifying as to (a) true copies of the Constituent Documents of Borrower, all as in effect on such date,
(b) true copies of all action taken by Borrower relative to this Agreement, the Note and the other Loan Documents, and (c) the names, true signatures and incumbency of the officer or officers of Borrower authorized to execute and deliver this Agreement, the Note and the other Loan Documents on behalf of Borrower (and Lenders may conclusively rely on such certificate unless and until a later certificate revising the prior certificate has been furnished to Lenders). Borrower shall also deliver to Lenders good standing certificates for Borrower and issued by the Secretary of State of its State of incorporation and each state in which it is required by Law to be qualified.

3.       OPINION OF COUNSEL.
         -------------------

         On the Closing Date, Lenders shall have received a favorable written opinion of counsel for Borrower, dated the Closing Date and in form and substance satisfactory to Lenders.

4.       NO CHANGE OF LAW OR FACTS.
         --------------------------

         No change shall have occurred after the date of execution and delivery of this Agreement in applicable Law or regulations thereunder or interpretations thereof by appropriate regulatory authorities which, in the opinion of a Lender or its counsel, would make it illegal for such Lender to acquire the Note, make an Advance or the Loan, or otherwise to participate in the Loan, nor shall any facts come to the attention of a Lender, concerning Borrower, its business or financial condition which, in the opinion of such Lender would increase the risk to Lender of repayment of the Loan by Borrower.

5.       DOCUMENTS.
         ----------

         The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall be in form and substance satisfactory to each Lender and its counsel and shall be in full force and effect on the Closing Date and on each Disbursement Date, and an executed counterpart of each thereof shall have been delivered to each Lender and its counsel:

(a) this Agreement;

(b) the Note;

(c) the Collateral Agent Agreement;

(d) a Request for Advance completed in accordance herewith; and

(e) other Loan Documents, if any.

6.       COLLATERAL.
         -----------

         With each Request for Advance, Borrower shall provide to Collateral Agent (for the benefit of all Lenders) and Lenders a complete description of each item of Equipment the cost of which will be paid with the proceeds of the Advance, together with all other agreements, instruments, documents and other information required to be delivered pursuant to Section II.5 hereof, including, without limitation, evidence, in form and substance satisfactory to Lenders, in their sole discretion, that Borrower owns legal title to the Equipment, free and clear of all Liens.

7.       FINANCING STATEMENTS.
         ---------------------

         On the Closing Date and prior to each Advance, (i) UCC financing statements and FAA financing statements, as applicable, covering the security interest created by this Agreement in the Collateral and all Equipment described in each Request for Advance shall have been duly filed in the office of the Secretary of State of the State of Delaware or FAA, as applicable, and in all other places as, in the opinion of Collateral Agent, or its counsel, are necessary or desirable to perfect such Liens, and Collateral Agent (for the benefit of all Lenders) shall have been granted a perfected first and only Lien covering the Collateral.

8.       LICENSES AND PERMITS.
         ---------------------

         All appropriate action shall have been taken prior to the Closing Date in order to permit consummation of the transactions contemplated herein and hereby and enforcement of all of the terms hereof and thereof, and all licenses, permits, waivers, exemptions, authorizations and approvals required (or, in the opinion of any Lender or its counsel, advisable) to be in effect on the Closing Date shall have been issued and shall be in full force and effect on such date, and copies thereof shall have been delivered to the requesting party.

9.       COMMITMENT FEE.
         ---------------

(a) Parent shall have delivered stock certificates representing shares ("Commitment Shares") of Common Stock with an aggregate value of $400,000 (calculated using the closing bid price of the Common Stock on the trading day immediately preceding the Closing Date) to such persons and in such amounts as designated on Exhibit E hereto.

(b) The Commitment Shares issued pursuant to this Section V.9 shall bear the following restrictive legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR MOONEY AEROSPACE GROUP, LTD. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

10.      ADDITIONAL CONDITIONS.
         ----------------------

(a) Lenders shall have received all other agreements, instruments, financing statements, certificates, waivers, searches, releases, terminations, reports, confirmations, agreements with suppliers and contractors, corporate or other action, opinion letters, copies of acquisition documents, copies of all leases, evidence of delivery and acceptance of the Collateral, evidence of performance of work, evidence of payment of obligations, evidence of ownership of the Collateral and other documents as each Lender or its counsel shall have requested (each in form and substance satisfactory to Lender and its counsel).

(b) There shall have been no material adverse change in the business, operations or financial condition of Borrower or in the Collateral.

(c) Prior to and after giving effect to the requested Advance or the Loan, there shall be no Default or Event of Default hereunder or under the other Loan Documents.

(d) All legal matters incident to the Loan shall be satisfactory to each Lender and its counsel.


VI.      REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Collateral Agent and each Lender that:

1.       ORGANIZATION AND QUALIFICATION.
         -------------------------------

         Borrower is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware with full power and authority to own its properties and to transact its business as now transacted and as contemplated to be transacted. Borrower is qualified and in good standing to transact business in the State of Texas.

2.       AUTHORITY AND AUTHORIZATION.
         ----------------------------

         Borrower has full power and authority to execute, deliver and carry out the provisions of this Agreement, the Note and the other Loan Documents to which it is a party, to borrow hereunder and under the other Loan Documents and to create the Liens provided for herein, and to perform its obligations hereunder and thereunder, and all such action has been duly and validly authorized by all necessary proceedings on its part.

3.       EXECUTION AND BINDING EFFECT.
         -----------------------------

         This Agreement, the Note and the other Loan Documents to which Borrower is a party have been duly and validly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their respective terms, except as the enforceability thereof may be affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

4.       AUTHORIZATIONS AND FILINGS.
         ---------------------------

         Except for the filing of UCC financing statements and the FAA financing statements, as applicable, no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental authority is or will be necessary or advisable in connection with the execution and delivery of this Agreement, the Note, the other Loan Documents or the consummation by Borrower of the transactions herein and therein contemplated, or performance by Borrower of or compliance by Borrower with, the terms and conditions hereof or thereof.

5.       ABSENCE OF CONFLICTS.
         ---------------------

         Neither the execution and delivery of this Agreement, the Note or the other Loan Documents, nor consummation of the transactions herein or therein contemplated nor performance of, or compliance with the terms and conditions hereof or thereof will (a) result in any violation or breach of (i) the provisions of Borrower's Constituent Documents, or (ii) any Law, or the order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower, or any of its respective properties, or (iii) any agreement, bond, note, instrument or indenture to which Borrower is a party or pursuant to which any of its respective properties are affected, or (b) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of Borrower, except for the Lien created by this Agreement.

6.       NO DEFAULTS.
         ------------

         There is no Default under the Loan Documents.

7.       LITIGATION.
         -----------

         There is no pending or threatened claim or proceeding by or before any court or governmental agency against or affecting Borrower which, if adversely decided would have a material adverse effect on the business, operations or financial condition of Borrower or on the ability of Borrower to perform its obligations under this Agreement, the Note or the other Loan Documents or on the Collateral.

8. TITLE TO EQUIPMENT. At the time each Advance is made, Borrower will have good title to the Equipment described on the applicable Request for Advance, or will acquire good title thereto upon the disbursement of the proceeds of the Advance, subject to no Lien covering the Equipment other than the Liens held by Collateral Agent (for the benefit of all Lenders) which will be first perfected Liens covering the Equipment.

9.       TITLE TO OTHER COLLATERAL.
         --------------------------

         Borrower has good title to all of its assets, including, without limitation, the Collateral and all assets reflected in the most recent balance sheet referred to in Section VII.1 hereof, free and clear of all Liens covering the Collateral, other than the Liens granted hereunder to Collateral Agent (for the benefit of all Lenders) covering the Collateral, which are and will at all times be perfected first Liens covering the Collateral.

10.      POWER TO CARRY ON BUSINESS.
         ---------------------------

         Borrower has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as presently planned to be conducted.

11.      COMPLIANCE WITH LAWS.
         ---------------------

         Borrower is not in violation of any Law, except for violations which in the aggregate do not have a material adverse effect on the business, operations or financial condition of Borrower or on the Collateral.

12.      COMPLIANCE WITH AGREEMENTS.
         ---------------------------

         Borrower is not in default under any agreement, bond, note, indenture or contract, except for defaults which in the aggregate do not have a material adverse effect on the business, operation or financial condition of Borrower or on the Collateral.

13.      PERFECTION.
         -----------

         Except for the filings under Article 9 of the UCC specified in Sections
V.6 and V.7 hereof (and continuation statements at periodic intervals) and the filing of FAA financing statements with the FAA, no further filing or recording is necessary under the UCC or under any other Laws of any jurisdiction, in order to perfect in all applicable jurisdictions the Liens of Collateral Agent (for the benefit of all Lenders) in the Collateral. Upon such filings, Collateral Agent (for the benefit of all Lenders) will be granted a perfected first Lien covering the Collateral. There are no other Liens covering the Collateral.

14.      PLACE OF BUSINESS.
         ------------------

         Both the place of business (or chief executive office if there is more than one place of business) of Borrower and the place where it keeps its corporate records concerning the Collateral and all of its interest in, to and under this Agreement are located at the address set forth at the beginning of this Agreement.

15.      LOCATION OF COLLATERAL.
         -----------------------

         For all purposes, including, without limitation, perfection of security interests therein under Article 9 of the UCC, the Collateral is deemed located and at all times shall be located at the Premises.

VII.     COVENANTS

Borrower covenants that from and after the date hereof and until payment in full of the Note and interest thereon and all other amounts due from Borrower hereunder or under the Note or the other Loan Documents, unless each Lender shall otherwise consent in writing:

1.       FINANCIAL INFORMATION.
         ----------------------

(a) FINANCIAL INFORMATION. Borrower will promptly furnish to any Lender: (i) such financial information concerning Borrower, its assets or the Collateral in such form as Lender may reasonably request; and (ii) statements of income, retained earnings and changes of financial position of Mooney Aerospace Group, Ltd. or Mooney Airplane Company, Inc. as applicable

(b) COMPLIANCE CERTIFICATES. At the same time Borrower delivers the financial statements required under the provisions of clauses (i) and (ii) of Section VII.1(a), Borrower shall furnish to each Lender a certificate of an Executive Officer to the effect that no Default or Event of Default exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

(c) NOTICE OF EVENT OF DEFAULT. Promptly upon becoming aware of any Default or Event of Default, Borrower shall give Collateral Agent and Lenders notice thereof, together with a written statement of a Chief Executive Officer of Borrower setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by Borrower.

(d) NOTICE OF MATERIAL PROCEEDINGS. Promptly upon becoming aware thereof Borrower shall give Collateral Agent and Lenders written notice of the commencement, existence or threat of any proceeding by or before any court or administrative agency against or affecting Borrower, or the Collateral which, if adversely decided, would have a material adverse effect on the business, operations or financial condition of Borrower or on the ability of Borrower to perform its obligations under this Agreement, the Note, the other Loan Documents or on the Collateral.

(e) VISITATION. Borrower shall permit such persons as Collateral Agent or Lenders may designate to visit and inspect the Collateral and to examine the books and records of Borrower and take copies and extracts therefrom, and to discuss its affairs with officers of Borrower and its independent accountants, at such reasonable times and as often as Collateral Agent or any Lender may reasonably request.

2.       PRESERVATION OF EXISTENCE.
         --------------------------

(a) Borrower shall not enter into any merger, reorganization or consolidation, or wind up, liquidate or dissolve, nor agree to do any of the foregoing.

(b) Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction in which it is required to be qualified by reason of the location of the properties owned or leased by it or the conduct of its business.

(c) Borrower shall do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its corporate existence and all permits, licenses, rights and privileges necessary or appropriate for the conducting of its business as now and hereafter conducted. Borrower shall not change its name. Borrower shall continue to engage in the same kind of business and shall not make any material change in its business or in the nature of its operations or engage in any unrelated line of business.

(d) Borrower will comply with all Laws relative to the conduct of its business or the location of the properties owned or leased by it, the non-compliance with which could have a material adverse effect on the business, operations, assets or financial or other condition of Borrower, as contemplated hereby, or the ability of Borrower to perform its Obligations under this Agreement, the Note or the other Loan Documents and will obtain or cause to be obtained as promptly as possible any permit, license, consent, privilege or approval of any governmental authority and make any filing or registration therewith which at the time shall be required with respect to the performance of its Obligations under this Agreement, the Note or the other Loan Documents or for the operation of its business as presently conducted or as contemplated by it.

(e) Borrower shall not (a) convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant options with respect to, lease or otherwise dispose of all or any part of any legal or beneficial interest in any part or all of the Collateral (including, without limitation, the Premises) or any interest therein; or (b) directly or indirectly sell, assign, lease or otherwise dispose of or permit the sale, assignment or other disposition of (i) any legal or beneficial interest in the stock or other ownership interest of any corporation or other entity which is either Borrower or is a beneficial owner of all or part of Borrower or of the Collateral or (ii) any legal or beneficial interest in Borrower if Borrower is a limited or general partnership, joint venture, tenancy in common or tenancy by the entirety, limited liability company or other type of entity; or (c) convey, assign, transfer or otherwise dispose of a material portion of its assets (other than the Collateral, the prohibition on transfer of which is governed by subparagraph (a) above).

3.       INSURANCE.
         ----------

         Borrower shall, at its own expense, maintain and deliver evidence to Lenders of such insurance required by Lenders, written by insurers and in amounts satisfactory to each Lender.

4.       MAINTENANCE OF PROPERTIES.
         --------------------------

         Borrower shall maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it, including the Collateral, and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

5.       PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES.
         ---------------------------------------------

         Borrower shall pay or discharge

(a) all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties, including the Collateral, or income, on or prior to the date on which penalties attach thereto; and

(b) all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property, on or prior to the date when due;

PROVIDED, that unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced, Borrower need not pay or discharge any such tax, assessment, charge, levy, claim or current liability so long as (i) the validity thereof is contested in good faith and by appropriate proceedings diligently pursued, (ii) in Lender's sole judgment there is no reasonably foreseeable risk of forfeiture of the Collateral, and (iii) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor, and so long as such failure to pay or discharge does not have a material adverse effect on the business, operations or financial condition of Borrower or the Collateral.

6.       COMPLIANCE WITH LAWS.
         ---------------------

         Borrower shall comply with all applicable Laws in all respects, PROVIDED, that Borrower shall not be deemed to be in violation of this Section
VII.6 as a result of any failures to comply which would not result in fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would not materially affect the business or operations of Borrower or the ability of Borrower to perform its obligations under this Agreement, the Note or the other Loan Documents or the Collateral.

7.       MATERIAL OBLIGATIONS.
         ---------------------

         Borrower shall pay and satisfy, when due, all material liabilities and obligations, including, without limitation, all obligations under all leases (real or personal property) to which it is a party.

8.       MAINTENANCE OF COLLATERAL.
         --------------------------

         Borrower will maintain and preserve the Collateral in good condition, repair and working order, promptly repairing, replacing or rebuilding any part of the Collateral which may be destroyed by any casualty, or become damaged, worn or dilapidated.

9.       MAINTENANCE OF PRINCIPAL PLACE OF BUSINESS.
         -------------------------------------------

         Borrower shall maintain and keep its principal place of business and chief executive office at the address set forth at the beginning of this Agreement, and at no other location without giving Collateral Agent and Lenders at least thirty (30) days prior written notice of any move. Borrower shall maintain and keep its records at such address and at no other location without giving Collateral Agent and Lenders at least thirty (30) days prior written notice of any move.

10.      NAME.
         -----

         Borrower shall not use any corporate or fictitious name other than its corporate name as set forth in its Articles or Certificate of Incorporation on the date hereof.

11.      SATISFACTION OF CERTAIN OBLIGATIONS.
         ------------------------------------

         In the event Borrower fails to make any payment or do any act as herein provided (including, but not limited to, maintaining any insurance required to be maintained under the Loan Documents or paying all taxes in accordance with the terms hereof) or there shall be a claim or Lien asserted or filed against the Collateral, Collateral Agent (on behalf of all Lenders) may, but shall not be obligated to (and without releasing Borrower from any obligation hereunder), make all such payments and perform all such acts or otherwise satisfy such obligations. All sums paid by Collateral Agent (on behalf of all Lenders) in respect thereof and all costs, fees and expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, which are incurred by Collateral Agent (on behalf of all Lenders) on account thereof, shall bear interest at the Default Rate, shall be payable on demand by Borrower to Lenders, and shall be additional Obligations hereunder secured by the Collateral.

12.      INDEBTEDNESS.
         -------------

         Borrower shall not, without the prior written consent of each Lender, create, incur, permit to exist or have outstanding any indebtedness, except (a) indebtedness of Borrower to Lender under this Agreement and the other Loan Documents, and (b) indebtedness of Borrower for trade accounts payable incurred in the ordinary course of business.

13.      DISTRIBUTIONS, DIVIDENDS.
         -------------------------

         Borrower shall not declare or pay any dividends or make any distributions of any kind or make any other similar payments or set aside any sum for any such purpose, except that Borrower may declare and make dividends payable solely in shares of its common stock.

14.      TRANSACTIONS WITH AFFILIATES.
         -----------------------------

         Borrower shall not, and shall not permit any of its subsidiaries to, directly or indirectly, enter into any purchase, sale, lease or other transaction with any affiliate, except in the ordinary course of business on terms that are no less favorable than those which might be obtained at the time in a comparable arm's length transaction with any Person who is not an affiliate.

15.      PIGGYBACK REGISTRATION RIGHTS.
         ------------------------------

         If Parent shall determine to proceed with the preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), then Parent will give written notice of its determination to Lenders. Upon the written request from a Lender, Parent will, except as herein provided, cause all Commitment Shares and any Conversion Shares of a Lender (or Lender's designees) issued prior to the filing of Parent's registration statement to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by a Lender (or Lender's designees) of the Commitment Shares and Conversion Shares to be so registered; PROVIDED, FURTHER, that nothing herein shall prevent Parent from, at any time, abandoning or delaying any registration. If any registration pursuant to this
Section VII.15 shall be underwritten in whole or in part, Parent may require that the Commitment Shares and Conversion Shares requested for inclusion pursuant to this Section VII.15 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering or Parent, the inclusion of the Commitment Shares or Conversion Shares requested for inclusion pursuant to this Section VII.15 together with any other shares which have similar piggyback registration rights (such shares and the Commitment Shares and Conversion Shares of a Lender (or Lender's designee) being collectively referred to as the "REQUESTED STOCK") would reduce the number of shares of Common Stock to be offered by Parent or interfere with the successful marketing of the shares of Common Stock offered by Parent, the number of shares of Requested Stock otherwise to be included in the registration statement may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety.

16.      FURTHER ASSURANCES.
         -------------------

         Borrower shall cause to be done, executed, acknowledged and delivered all and every such further act, conveyance and assurance as Collateral Agent or a Lender shall require for accomplishing the purposes of this Agreement, the Note and the other Loan Documents. Borrower will defend and protect its title with respect to the Collateral and will indemnify Collateral Agent and Lenders with respect thereto. Any payment in respect of such indemnity shall be made directly to Collateral Agent or Lender (as appropriate) on demand in immediately available funds. Forthwith after notice from Collateral Agent or a Lender, Borrower shall promptly, without further consideration, execute, acknowledge and deliver such further instruments and documents and will take such other actions as Collateral Agent or Lender may deem necessary or advisable from time to time to ensure the enforceability or priority of the Liens granted hereby, or otherwise to confirm and carry out the intent and purpose of this Agreement.


VIII.    DEFAULTS AND REMEDIES

1.       EVENTS OF DEFAULT.
         ------------------

         The occurrence and continuance of one or more of the following described events is an Event of Default:

(a) Borrower fails to make any payment of principal of or interest on the Note, when due; or

(b) Borrower fails to perform or observe any of its covenants or agreements contained herein or in any other Loan Documents which cannot be cured; or

(c) Borrower fails to perform or observe any other covenant or agreement to be performed or observed by it hereunder or under the other Loan Documents and such failure continues unremedied for a period of sixty (60) days after such failure; or

(d) Borrower voluntarily creates, suffers to exist, incurs or assumes any Lien, security interest, charge or encumbrance on, or with respect to, any part of or all the Collateral (other than Liens permitted under this Agreement), or the Liens held by Lender in and to the Collateral shall cease to be the first perfected Lien in and to the Collateral; or

(e) any representation or warranty made by Borrower or a Guarantor herein or in any other Loan Document or in any document or certificate furnished by Borrower to Lender in connection herewith or therewith at any time proves to have been incorrect in any material respect when made; or

(f) this Agreement or any Loan Document at any time for any reason ceases to be in full force and effect or is declared by a court or governmental agency of competent jurisdiction to be null and void; or

(g) a proceeding is instituted seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower, or for any substantial part of its properties or for the dissolution, winding-up or liquidation of its affairs or any substantial part of any of its properties and such proceeding remains undismissed or unstayed for a period of sixty (60) consecutive days or such court enters a decree or order granting the relief sought in such proceeding; or

(h) Borrower voluntarily suspends transaction of its business, commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower for any substantial part of any of its properties, or makes a general assignment for the benefit of creditors, or takes any action in furtherance of any of the foregoing; or

(i) there shall be a judgment or judgments against Borrower for any amount in excess of $100,000 in the aggregate, which shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days or more; or

(j) Borrower shall have conveyed, sold, assigned, encumbered or otherwise transferred all or substantially all of its assets (or any interest therein); or

(k) Borrower fails, by the Distribution Date, to execute and deliver to Lender Delivery and Acceptance Receipts in form and substance satisfactory to Lender, for all Equipment financed by Lender; or

(l) Borrower fails to perform or observe any of its covenants or agreements contained in Section VII.3 hereof or in the letter regarding insurance requirements delivered by Borrower in connection with the Loan or the Loan Documents (the "Insurance Letter") or any such insurance shall at any time cease to be in full force and effect; or

(m) Borrower ceases to operate its business at any of the Premises.

2.       CONSEQUENCES OF EVENT OF DEFAULT.

(a) If an Event of Default occurs, Lender may, by notice to Borrower, declare the unpaid principal amount of the Note and interest accrued thereon and all other Obligations and liabilities of Borrower hereunder or under the Note or the Loan Documents to be immediately due and payable and the same shall thereupon become and be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. In addition, if an Event of Default occurs prior to the Loan Commencement Date, Lender may, at its option, terminate and cancel its agreement to make Advances.

(b) In addition, if an Event of Default occurs and is continuing, Lender shall have all rights and remedies granted herein and in the other Loan Documents and all rights or remedies available at law (including, without limitation, the UCC) or equity, whether as a secured party or otherwise (including specifically those granted by the Uniform Commercial Code as in effect in the jurisdiction or jurisdictions where the Collateral is located) and, except as limited by Law, all remedies of Lender (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower or against all or any portion of the Collateral, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive. To the fullest extent permitted by applicable Law, Lender may resort to the rights, remedies and recourses set forth herein and any other security therefor in such order and manner as Lender may elect.

(c) Without limiting any of the foregoing, Borrower agrees that (i) Lender may, with or without notice and without legal process, enter upon any property owned, leased or otherwise under the real or apparent control of Borrower or any agent thereof or any other location where the Collateral may be located and disassemble, disconnect, render unusable or repossess all or any item of the Collateral; (ii) written notice mailed to Borrower, as provided in this Agreement for the giving of notice, shall be reasonable if given twenty (20) days prior to (a) any public sale or (b) the date after which a private sale may be made; (iii) a sale of the Collateral may be made as a unit or in parcels and for cash and upon terms; (iv) Lender may buy the Collateral at any public sale and at any private sale as permitted by the UCC; and (v) such public or private sale or sales may be held or adjourned from time to time, and Lender shall have the right to conduct such sale or sales on Borrower's premises (including, without limitation, the Premises) or elsewhere where the Collateral is located, and shall have the right to use Borrower's premises without charge for such sale or sales for such time or times as Lender may determine.

IX.      MISCELLANEOUS

1.       FURTHER ASSURANCES.
         -------------------

         Borrower shall at any time and from time to time upon the written request of Lender, execute and deliver such further agreements, instruments and documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Agreement.

2.       GENERAL INDEMNITY.
         ------------------

         Borrower shall indemnify, defend and hold harmless Lender from and against, and, upon demand, reimburse Lender for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which may be imposed upon, asserted against or incurred or paid by Lender, on account of any act performed or omitted to be performed under this Agreement, the Note or the other Loan Documents or on account of any transaction arising out of or in any way connected with the Collateral or this Agreement, the Note or the other Loan Documents (including, without limitation, any litigation matter involving claims or alleged claims by or disputes with third parties), except as a result of the willful misconduct or gross negligence of Lender.

3.       NO IMPLIED WAIVER; CUMULATIVE REMEDIES.
         ---------------------------------------

         No course of dealing and no delay or failure of Lender in exercising any right, power or privilege under this Agreement, the Note or any of the other Loan Documents shall affect such right, power or privilege except as and to the extent that the assertion of any such right, power or privilege shall be barred by an applicable statute of limitations; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of Lender under this Agreement, the Note or the other Loan Documents are cumulative and not exclusive of any rights or remedies which Lender would otherwise have.

4.       TAXES.
         ------

         Borrower agrees to pay or reimburse Lender for any and all stamp, document, transfer, recording or filing taxes or fees and all similar impositions payable or hereafter determined by Lender to be payable in connection with this Agreement, the Note or the other Loan Documents (including but not limited to those necessary or advisable to record or to ensure the enforceability or priority of this Agreement, the Note or the other Loan Documents), as determined by Lender in its sole discretion from time to time, and any other documents, instruments or transactions pursuant to or in connection herewith, and Borrower agrees to save Lender harmless from and against any and all present or future claims or liabilities with respect to or resulting from any delay in paying or omission to pay any such taxes, fees or similar impositions.

5.       POWER OF ATTORNEY.
         ------------------

         Borrower appoints Lender and its designees as Borrower's attorney, after the occurrence and during the continuance of any Event of Default, with the power to endorse Borrower's name on any checks, notes, acceptances, money orders or other forms of payment or security that come into Lender's possession; to sign Borrower's name on any invoice or bill of lading relating to any receivable, on drafts against customers, on assignments of receivables, on notices of assignment, financing statements and other public records, on verifications of accounts and on notices to customers or account debtors; to send requests for verification of receivables to customers or account debtors; to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Lender and to open and dispose of all mail addressed to Borrower; and to do all other things Lender deems necessary or desirable to carry out the terms of this Agreement. Borrower hereby ratifies and approves all acts of such attorney. Neither Lender nor any of its designees shall be liable for any acts or omissions nor for any error of judgment or mistake of fact or law while acting as Borrower's attorney. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied and Lender's obligation to provide loans hereunder shall have terminated.

6.       MODIFICATIONS, AMENDMENTS OR WAIVERS.
         -------------------------------------

         Lender and Borrower may from time to time enter into written agreements amending, modifying or supplementing this Agreement, the Note or the other Loan Documents or changing the rights of Lender or Borrower hereunder or thereunder, and Lender may from time to time grant waivers or consents to a departure from the due performance of the obligations of Borrower thereunder. Any such agreement, waiver or consent must be in writing and shall be effective only to the extent set forth in such writing. In the case of any such waiver or consent, any Event of Default so waived or consented to shall be deemed to be cured and not continuing, but no such waiver or consent shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

7.       HOLIDAYS.
         ---------

         Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or the Note or any other Loan Document shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (and such day shall be included in the calculation of interest due), unless such next succeeding Business Day falls in a different calendar month, in which case payment or action shall be made or taken on the next preceding Business Day.

8.       NOTICES.
         --------

(a) Except as otherwise provided herein, all notices and other communications required under the terms and provisions of this Agreement, the Note or the other Loan Documents shall be in writing and shall become effective when delivered by hand or received by overnight courier, facsimile, or registered first class mail, postage prepaid, addressed as follows:

         If to Lenders, at:

         Esquire Trade & Finance, Inc.
         [ADDRESS]
         Facsimile No.
         Attention:


         and:

         Frasir Stiftung Balzers
         Ladstrasse 8
         Balzers, Lichtenstein
         Facsimile No. 011 423 388 2122
         Attention:  Jurgen Frick


         If to Parent or Borrower, at:

         Louis Schreiner Field
         Kerrville, TX 78028
         Facsimile No. (830) 257-6815
         Attention:  Chief Executive Officer
         with a copy to:

         Jenkens & Gilchrist Parker Chapin LLP
         405 Lexington Avenue
         New York, New York  10174
         Facsimile No.  212-704-6288
         Attention:   Christopher S. Auguste, Esq.

         If to Collateral Agent, at:

         Barbara R. Mittman
         551 Fifth Avenue, Suite 1601
         New York, New York 10176
         Facsimile No.  212-697-3575


         If to Escrow Agent, at

         Jenkens & Gilchrist Parker Chapin LLP
         405 Lexington Avenue
         New York, New York  10174
         Facsimile No.  212-704-6288
         Attention:   Christopher S. Auguste, Esq.


or at such other address as either party may, from time to time, designate in writing to the other party hereto.

(b) If any notice is given by facsimile transmission, the party giving such notice shall confirm such notice by a writing delivered by hand or overnight courier; PROVIDED, HOWEVER, that for all purposes hereunder, notice shall be deemed effective at the time given by telecopier.

9.       GOVERNING LAW.
         --------------

         THIS AGREEMENT, THE NOTE, THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.      PERSONAL JURISDICTION AND SERVICE OF PROCESS.
         ---------------------------------------------

         BORROWER AND LENDER IRREVOCABLY CONSENT THAT ANY LEGAL ACTION OR PROCEEDING AGAINST SUCH PARTY UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER AND LENDER, BY THEIR EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. BORROWER AND LENDER FURTHER AGREE THAT ANY LEGAL ACTION OR PROCEEDING SUCH PARTY MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, SHALL ONLY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW YORK. BORROWER AND LENDER ALSO IRREVOCABLY CONSENT TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO SUCH PARTY IN THE MANNER PROVIDED FOR NOTICES IN THIS AGREEMENT. BORROWER AND LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. BORROWER AND LENDER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK.

11.      WAIVER OF JURY TRIAL.
         ---------------------

         BORROWER AND LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH, INCLUDING THE LOAN DOCUMENTS.

12.      SEVERABILITY.
         -------------

         The provisions of this Agreement, the Note and any other Loan Document are intended to be severable. If any such provision is held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

13.      PRIOR UNDERSTANDINGS.
         ---------------------

         This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein or therein.

14.      SURVIVAL.
         ---------

         All representations and warranties of Borrower contained in this Agreement or any other Loan Document or made in writing in connection herewith or therewith shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents, any investigation or inspection by Lender, the making of the Loan hereunder, the payment of the Note or the expiration of this Agreement. All covenants and agreements of Borrower contained herein shall continue in full force until payment in full of the Obligations. Borrower's obligation to pay the principal of and interest on the Note and all such other amounts shall be absolute and unconditional under any and all circumstances.

15.      SUCCESSORS AND ASSIGNS.
         -----------------------

(a) This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns, except that Borrower may not assign, delegate or transfer any of its rights or obligations hereunder or any interest herein without the written consent of Lender which Lender may withhold in its absolute discretion. Any actual or attempted assignment by Borrower without Lender's consent shall be null, void and of no effect whatsoever. Lender may assign or otherwise transfer any or all of its rights, title, interests and obligations hereunder and under the Note and the other Loan Documents in whole or in part. If Lender makes such an assignment, the assignee shall have all of the rights of the Lender and Borrower shall not assert against the assignee any defense, counterclaims or setoff which Borrower may have against Lender. All representations, warranties, covenants and other agreements made by or on behalf of Borrower and Lender under this Agreement shall inure to the benefit of any successor escrow agent hereunder. Except to the extent otherwise required by its context, the word "Lender" where used in this Agreement shall mean and include the holder of the Note originally issued to Lender, and the holder of such Note shall be bound by and have the benefits of this Agreement to the same extent as if such holder had been a signatory hereto, except that no assignee shall be deemed to assume any obligation or duty imposed upon Lender hereunder or the other Loan Documents and Borrower shall look only to Lender for performance thereof. As used in this Section IX.15, "assign" shall be deemed to include a pledge, sale of, or grant of a mortgage on, or a security interest in, any of the Collateral or this Agreement or the other Loan Documents by Lender, the term "Assignee" shall be deemed to refer to the recipient of such pledge, sale, mortgage or security interest and the term "Assignor" shall be deemed to refer to the Lender granting such pledge, sale, mortgage or security interest.

(b) The Assignor will enter into an Assignment and Assumption Agreement (an "ASSIGNMENT AGREEMENT") in the form of Exhibit F hereto with any such Assignee. Upon the execution and delivery of an Assignment Agreement by an Assignee, the satisfaction of any conditions required in the Assignment Agreement: (i) the Assignee (and its successors and assigns) shall succeed to the stipulated portion of the Assignor's rights, powers, privileges, remedies and interests, and shall be bound by and liable for the same portion of the Assignor's specific agreements, duties, obligations and liabilities, under this Agreement and other Loan Documents, including (without limitation) the assigned portion of the Loans; (ii) the Assignee shall be a Lender for all purposes under and with respect to this Agreement and the other Loan Documents, entitled to all of the general rights, powers, privileges, remedies and other interests and subject to all of the general agreements, duties, obligations and liabilities of a Lender hereunder and thereunder; and (iii) the Assignor shall be and hereby is forever acquitted and released by the Borrower from the assigned portion of its agreements, duties, obligations and liabilities under this Agreement and the other Loan Documents and all related acts and omissions. The Borrower agrees to execute and deliver such amendments to or restatements of this Agreement and the other Loan Documents as may be reasonably required to reflect any such assignment. The Assignor shall give a copy of any Assignment Agreement to the Borrower; PROVIDED THAT any failure or delay in giving any such copy shall not affect the validity of any such assignment.

(c) Subject to subsection (a) of this Section and the other terms and provisions of this Agreement, each Lender from time to time may sell to one or more Assignees hereunder a participation interest in all or an undivided portion of its rights, powers, privileges, remedies and interests under this Agreement and the other Loan Documents, in any case without any notice to or consent of the Borrower. However, the sale or other transfer of a participation shall not reduce, shift or otherwise affect any of the agreements, duties, obligations or liabilities of the selling Lender under this Agreement or any other Loan

Document, which shall continue in full force and effect and remain the sole responsibility of the selling Lender, and each such selling Lender agrees that it will not raise (and hereby expressly waives) any defense relating to any such participation. The other Lenders and parties may continue to deal directly and exclusively with any such selling Lender.

(d) Each Lender and its participants from time to time may furnish and disclose financial statements, documents and other information pertaining to the Borrower to any potential assignee or participant. The Borrower covenants and agrees to furnish copies of financial statements, reports and other documents required under this Agreement directly to such potential assignees and participants as any Lender from time to time may request.

(e) The Borrower acknowledges and agrees that any Lender's source of funds may derive in part from its participants.

16.      COUNTERPARTS.
         -------------

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered by the parties, constituting an original but all such counterparts together constituting but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement effective as of the day and year first above written.

MOONEY AIRPLANE COMPANY, INC.               MOONEY AEROSPACE GROUP, LTD.


By:                                         By:
    --------------------------------           ---------------------------------
     Name:  J. Nelson Happy                    Name:  J. Nelson Happy
     Title:  Chief Executive Officer           Title:  Chief Executive Officer



ESQUIRE TRADE & FINANCE, INC.               FRASIR STIFTUNG BALZERS


By:                                         By:
    --------------------------------           ---------------------------------
     Name:                                      Name:
     Title:                                     Title:



JENKENS & GILCHRIST PARKER CHAPIN LLP,
AS ESCROW AGENT


By:
    --------------------------------        ------------------------------------
     Name:                                  BARBARA MITTMAN--COLLATERAL AGENT

                                    EXHIBIT A


                                      NOTE
                                      ----


                                  See attached.

                             SECURED PROMISSORY NOTE



$_,___,___                                                     November __, 2003


         FOR VALUE RECEIVED, the undersigned, MOONEY AIRPLANE COMPANY, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of ________________________________ ("Lender"), the principal sum of
__________________________________ Dollars ($_________), or such lesser amount as represents the aggregate of all Advances made by Lender to Borrower pursuant to the Loan and Purchase Money Security Agreement between Borrower and Lender dated the date of this Note (the "Loan Agreement"), together with interest on the unpaid principal balance hereof from time to time outstanding at the rates per annum and on the dates and all as otherwise provided in the Loan Agreement.

         This Note is the ________ Note referred to in the Loan Agreement, is secured as set forth in the Loan Agreement, and is entitled to the benefits of the Loan Agreement. All capitalized terms used in this Note which are not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

         All payments of principal and interest on this Note are to be made in lawful money of the United States of America in immediately available funds, without setoff, counterclaim or deduction of any nature, at the office of the Escrow Agent (as defined in the Loan Agreement) at 405 Lexington Avenue, New York, NY 10174 (or such other place as the holder hereof shall designate to Borrower in writing), prior to 2:00 p.m., local time, on the day when due.

         If any payment of principal or interest becomes due on a day which is not a Business Day, that payment shall be made on the next Business Day unless such next Business Day falls in another calendar month in which event that payment shall be made on the next preceding Business Day.

         Upon the occurrence and continuance of an Event of Default, Lender shall have all of the rights and remedies contained in the Loan Agreement, including, without limitation, the right, at its option, to declare all indebtedness under this Note to be immediately due and payable.

         Borrower hereby expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and all lack of diligence or delays in collection or enforcement of this Note or the Loan Agreement.

         Lender may extend the time of payment of this Note, postpone the enforcement hereof, release any Collateral, or grant any other indulgences whatsoever, without affecting or diminishing Lender's right of recourse against Borrower, as provided herein and in the Loan Agreement and in the other Loan Documents, which right is hereby expressly reserved. The failure to assert any right by Lender shall not be deemed a waiver thereof.

         Borrower agrees to pay all costs, fees and expenses of collection, including, without limitation, Lender's reasonable attorneys' fees and disbursements, in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note or if an Event of Default occurs.

         THIS NOTE IS DEEMED TO HAVE BEEN MADE IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK. BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST BORROWER UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER, BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. BORROWER FURTHER AGREES THAT ANY LEGAL ACTION OR PROCEEDING BORROWER MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, SHALL ONLY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO BORROWER IN THE MANNER PROVIDED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL

JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING HEREIN SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

         Lender is hereby authorized by Borrower to record on a schedule to be annexed to this Note (or on a supplemental schedule thereto) the amount of each Advance made by Lender to Borrower and the amount of each payment or prepayment of principal of the Loan received by Lender, it being understood, however, that failure to make any such notation shall not affect the rights of Lender or the obligations of Borrower hereunder in respect of this Note. Lender may, at its option, record such matters in its internal records rather than on such schedule and such records shall be conclusive absent manifest error.

         IN WITNESS WHEREOF, Borrower has duly executed this Note on the date first above written.


                                            MOONEY AIRPLANE COMPANY, INC.



                                            By:
                                                --------------------------------
                                                Name: J. Nelson Happy
                                                Title:  Chief Executive Officer

                                   SCHEDULE TO

                             SECURED PROMISSORY NOTE



         This Note evidences Advances made under the within described Loan Agreement, in the principal amounts, and on the dates set forth below, subject to payments of principal set forth below:


                   PRINCIPAL AMOUNT          PRINCIPAL                   BALANCE
DATE MADE             OF ADVANCE            AMOUNT PAID                OUTSTANDING               INITIALS
---------             ----------            -----------                -----------               --------






                                    EXHIBIT B
                                    ---------


                           FORM OF REQUEST FOR ADVANCE
                           ---------------------------


                                  See attached.

                               REQUEST FOR ADVANCE

                                                           _______________, 2003

To:      [Lender]

Attention:  Loan Administration

         Pursuant to Section II.5 of the Loan and Purchase Money Security Agreement, dated as of _____________________, 2003 (the "Loan Agreement"), between Mooney Airplane Company, Inc., a Delaware corporation ("Borrower"), and [Lender], Borrower hereby requests that Lender make an Advance to Borrower pursuant to the Loan Agreement as follows:

    1. The Business Day on which the proposed Advance is to be made is ______________, 2003. Such date shall be a Disbursement Date for purposes of the Loan Agreement. [Must be at least 5 Business Days from the date of this Request.]

    2. The aggregate principal amount of the Advance to be made on such date is $___________.

    3. The proceeds of the Advance requested herein will be used to finance the Items of Equipment described on Schedule A hereto. Each of such Items of Equipment is Collateral, as defined in the Loan Agreement and is or will be located at the Premises. The Items of Equipment will be used in the manufacture of the Airplane described on Order No. ________.

    4. Lender is authorized to remit the proceeds of this Advance by wire transfer to: ____________________________, Account No. ____________ at
________________________, ABA No. ____________, Attention:
__________________________ or to such other account or by such other means as shall be designated on Schedule A hereto.

    5. Attached hereto or delivered herewith are copies of all agreements, instruments and documents required to be delivered pursuant to Section II.5 of the Loan Agreement as a condition to the Advance.

    6. The insurance policy of Borrower currently in effect is sufficient to cover the total value of the Loans made to Borrower pursuant to the Loan Agreement.

    7. Each of the representations and warranties of Borrower set forth in
Article V of the Loan Agreement is true and correct on the date hereof, except to the extent any such representation and warranty relates to a particular date. There are no Defaults under the Loan Agreement or any other Loan Document.

    Capitalized terms defined in the Loan Agreement are used herein as therein defined.

    WITNESS the due execution hereof by the undersigned Borrower on the date first set forth above.

                                            ----------------------------------,


                                            By:_______________________________
                                            Title:____________________________

                                   SCHEDULE A
                                   ----------


                                OTHER COLLATERAL
                                ----------------


                                  See attached.

                                   SCHEDULE B
                                   ----------


                                    PREMISES
                                    --------


                              Louis Schreiner Field
                             Kerrville, Texas 78028

                                    EXHIBIT C
                                    ---------

                          FORM OF NOTICE OF CONVERSION
                          ----------------------------

                                  See attached

                                     FORM OF

                              NOTICE OF CONVERSION

      (To be Executed by the Lender in order to Convert the Loan Facility)

The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the Loan Facility into shares of Common Stock of MOONEY AEROSPACE GROUP, LTD. according to the conditions hereof, as of the date written below.

Date of Conversion ______________________________________________________

Applicable Conversion Price _____________________________________________

Signature________________________________________________________________

         [Name]

Address:_________________________________________________________________

        _________________________________________________________________

                                    EXHIBIT D
                                    ---------

                   ESCROW PAYMENT ACCOUNT WIRING INSTRUCTIONS
                   ------------------------------------------

                                  See attached

                             ESCROW PAYMENT ACCOUNT

                               WIRING INSTRUCTIONS


[INSERT]

                                    EXHIBIT E
                                    ---------

                               LENDER'S DESIGNEES
                               ------------------

                                  See attached

                               LENDER'S DESIGNEES


NAME AND ADDRESS                                               COMMITMENT SHARES
----------------                                               -----------------

                                    EXHIBIT F
                                    ---------

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                   -------------------------------------------

                                  See attached

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------


                  THIS AGREEMENT, dated as of _____________, 200_, is by and between [ENTITY NAME], an entity organized under the laws of the ___________ having an address at _______________________________________________ (the
"PURCHASER"), and Mooney Parts, Inc., a Delaware corporation having an address at Louis Schreiner Field, Kerrville, Texas (the "SELLER").

                                    RECITALS
                                    --------

                  Mooney Airplane Company, a Delaware corporation (the "BORROWER"), and the Seller (among others) are parties to a Loan and Purchase Money Security Agreement dated as of [Agreement Date] (the "LOAN AGREEMENT"), under which the Seller is the "Lender". Capitalized terms used and not otherwise defined in this Agreement shall have the meanings respectively assigned to them in the Loan Agreement.

                  The Purchaser has agreed to purchase $______________ of the Seller's interest in Loans currently outstanding under the Loan Agreement, together with the corresponding portion of the Maximum Loan and related interests in the Loan Agreement, the other Loan Documents and the Loans outstanding thereunder, as well as to assume the corresponding duties, liabilities and obligations of the Seller with respect thereto, and the Seller has agreed to sell such interest to the Purchaser without any representation or warranty (except as otherwise expressly provided in this Agreement) by or recourse to the Seller. The Purchaser has agreed to pay the Seller a purchase price equal to (i) the principal balance of the Loans so purchased and (ii) all interest, fees and other amounts accrued but unpaid through the closing of the acquisition.

                  The parties have entered into this Agreement in order to reflect the terms of that acquisition, and the assumption of the stipulated portion of the Seller's obligations under the Loan Agreement and other Loan Documents by the Purchaser, all upon the terms and provisions and subject to the conditions hereinafter set forth.


                                    AGREEMENT
                                    ---------

                  In consideration of the foregoing, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

                  Section 1. ASSIGNMENT AND ASSUMPTION. Upon the terms and provisions and subject to the conditions contained in this Agreement, effective as of the Effective Date (as defined in Section 3 hereof):

                  (a) The Seller hereby sells, assigns, transfers and conveys to the Purchaser, and the Purchaser hereby purchases and accepts, that interest in and to the Seller's entire right, title and interest as Lender in and to the Loan Agreement and the other Loan Documents corresponding to $_________ of the Loans (the "ASSIGNED AMOUNT"), together with all interest, fees and other amounts accrued but unpaid thereunder through and accruing thereunder after the Assignment Effective Date (collectively, the "MONETARY OBLIGATIONS"), and the corresponding undivided interest in guaranties thereof and all collateral securing the Monetary Obligations and such guaranties thereof.

                  (b) The Purchaser hereby expressly assumes and agrees to be bound by and liable for: (i) the Seller's specific agreements, duties, obligations and liabilities under the Loan Agreement and the other Loan Documents, including (without limitation) the Assigned Amount of the Maximum Loan; (ii) all of the general agreements, duties, obligations and liabilities of, and all other terms and provisions applicable to, a "Lender" under the Loan Agreement and the other Loan Documents, in all cases as if the Purchasers had become express signatories thereto on the Assignment Effective Date; and (iii) all attendant risks, including (without limitation) those pertaining to the enforceability of the Loan Documents, the collectability of the Monetary Obligations, and the existence, perfection and sufficiency of any Collateral.

                  (c) Borrower and the other parties to the Loan Documents are intended beneficiaries of the Purchaser's assumptions under this Agreement and may rely upon those assumptions as if each of the Purchaser had signed the relevant Loan Documents as a "Lender" on the Effective Date.

                  Section 2. PURCHASE PRICE. (a) In consideration of the assignment contemplated by this Agreement, the Purchaser shall pay to the Seller the sum of $___________ (the "PURCHASE PRICE") in immediately available funds on the Assignment Effective Date, which amount corresponds to the sum of (i) the Assigned Amount of the Loans and (ii) all shared interest, fees and other amounts accrued under the Loan Agreement and other Loan Documents through the Assignment Effective Date. The Seller hereby assigns to the Purchaser, and waives any right to any payment for, any additional interest that may have been due it as a result of any continuing default under the Loan Agreement having occurred prior to the Assignment Effective Date.

                  (b) All payments under this Agreement shall be made free and clear of, and without any deduction for, any present or future taxes, levies, imposts, deductions, charges or withholdings, and shall not be subject to any counterclaim, setoff, right of recoupment, abatement or other reduction. If an obligor is prohibited by law from paying such sums free and clear of any such deductions or withholdings, then the sum payable shall be increased as necessary so that, after making all required deductions and withholdings, the Seller receives an amount equal to the sum it would have received had no such deduction or withholding been made.

                  Section 3. CONDITIONS TO EFFECTIVENESS. As a condition precedent to the effectiveness of this Agreement: (a) the parties shall have executed this Agreement and (b) the Seller shall have received the full payment of the Purchase Price from the Purchaser under Section 2(a) hereof (exclusive of any post-closing recalculations). This Agreement shall take effect when all of the preceding conditions have been fully satisfied (the "ASSIGNMENT EFFECTIVE DATE").

                  Section 4. PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Purchaser hereby represents and warrants to the Seller that the Purchaser: (a) has the power and authority to execute, deliver and perform this Agreement, and has duly authorized its execution, delivery and performance; (b) is a sophisticated and knowledgeable financial institution, both generally and with respect to transactions of this type; (c) is an Eligible Assignee or is an affiliate of the Seller; (d) has received, had an opportunity to review and evaluate, and in fact has independently reviewed and evaluated (i) copies of the Loan Agreement and all other Loan Documents and (ii) such financial and other information relating to the Borrower, all other relevant persons and all collateral as it deemed necessary or prudent; (e) has made that independent review, evaluation and credit determination, as well as its other decisions pertaining to or under this Agreement and the assignment and assumption contemplated hereby, without any reliance upon any oral or written representation, warranty, advice or analysis of any kind whatsoever from the Seller, however obtained; (f) has acquired the interests of the Seller hereunder for its own account; and (g) has executed and delivered this Agreement and acquired its interests hereunder in accordance with all applicable laws, including (without limitation) any legal lending limitation applicable to it.

                  Section 5. SELLER'S LIMITED REPRESENTATIONS AND WARRANTIES. The Seller hereby represents and warrants to the Purchaser that: (a) the Seller has the power and authority to execute, deliver and perform this Agreement, and has duly authorized its execution, delivery and performance; (b) the assignment affected by this Agreement satisfies the terms of Section IX.15 of the Loan Agreement; and (c) the Seller is the legal and beneficial owner of the interests being assigned by it under this Agreement and those interests have not been assigned or pledged to anyone else.

                  Section 6. NO RECOURSE TO SELLER; INVESTMENT WAIVERS AND EXCULPATION. The Purchaser acknowledges and agrees that the Seller's assignments and Purchaser's assumptions made under this Agreement are without any representation, warranty or covenant by or any recourse to the Seller of any kind whatsoever (except for the limited representation and warranties set forth in Section 5 hereof). Without limiting the generality of the foregoing, the Purchaser acknowledges that the Seller has not, and the Purchaser agrees that the Seller shall not be deemed or construed to have, made any representation or warranty (except for the Seller's limited representations and warranties expressly set forth in Section 5, above), offered any advice or analysis, assumed any liability or responsibility or made any guaranty or other agreement, whether orally or otherwise, and whether express or implied, to the Purchaser with respect to: (a) any recital, statement, representation or warranty made by the Borrower or any other person, any certificate delivered by any officer of the Borrower or any other person, or any report, document or other information delivered from time to time by the Borrower or any other person, or furnished on their behalf; (b) the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Agreement or any of the other Loan Documents; (c) the existing or future financial condition of the Borrower or any other person; (d) the existence or value of any collateral, or the validity, sufficiency, priority or effectiveness of any lien, mortgage, pledge or other security interest created or intended to be created under or by any Loan Documents; (e) the performance by the Borrower or any other person of, or the willingness, ability or likelihood of the Borrower or any other person to perform, their respective obligations under the Loan Agreement and the other Loan Documents; or (f) the validity, enforceability or collectability of any of the Monetary Obligations and other obligations of the Borrower under the Loan Agreement and other Loan Documents.

                  Section 7. FURTHER ASSURANCES. The Seller agrees to do such further acts and things and to execute and deliver such further statements, assignments, agreements, instruments and other documents as the Purchaser from time to time reasonably may request in order to evidence, confirm or perfect the assignments made pursuant to this Agreement, which shall be without any representation, warranty or covenant by or recourse to the Seller of any kind whatsoever, shall be consistent with the terms and provisions of this Agreement and shall otherwise be in such form and substance as may be acceptable to the Seller in its sole and absolute discretion, and in each case shall be at the sole cost and expense of the Purchaser.

                  Section 8. NOTICE. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to the addressee at the address set forth above (or at such other address as shall be designated hereunder by notice to the other parties, effective upon actual receipt) and shall be deemed conclusively to have been given: (i) on the first Business Day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender; (ii) on the fifth Business Day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (iii) when otherwise actually received by the addressee on a Business Day (or on the next Business Day if received after the close of normal business hours on any non-Business Day). If a certificate, signed notice or other signed item is expressly required by another provision of this Agreement, a manually signed original must be delivered by the party giving it; any other notice, request, demand or other communication instead may be sent by telecopy, with the cost of transmission prepaid or for the account of the sender, and shall (except as otherwise provided in this Agreement) be deemed conclusively to have been given on the first Business Day following the day duly sent.

                  Section 9. SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  Section 10. GOVERNING LAW. This Agreement has been executed and delivered, and shall be governed by and construed in accordance with the Applicable Law pertaining, in the State of New York, other than those that would defer to the substantive laws of another jurisdiction.

                  Section 11. COUNTERPARTS. This Agreement may be executed in two or more counterpart copies of the entire document or of the signature pages to the document, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement binding upon all of the parties hereto.

                  Section 12. SUCCESSORS AND ASSIGNS; ASSIGNMENT. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of any party in this Agreement shall inure to the benefit of the successors and assigns of the other parties.

                  Section 13. MODIFICATION, AMENDMENT, ETC. Each and every modification and amendment of this Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Agreement shall be in writing and signed by each adversely affected party hereto.

                  Section 14. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and supersedes all other representations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                           PURCHASER


                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:


                                           SELLER


                                           By:
                                               ---------------------------------
                                           Name:
                                           Title: